UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

MARA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36555	01-0949984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 South Federal Highway, Suite 2700 Hallandale Beach, FL 33009
(Address of principal executive offices and zip code)

(800) 804-1690
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 26, 2026, MARA USA Corporation (the “Company”), a wholly owned subsidiary of MARA Holdings, Inc. (“MARA”), entered into a Strategic Agreement (the “Strategic Agreement”) with Starwood Capital Group Global III, L.P. (“Starwood”) pursuant to which the Company and Starwood have agreed to, amongst other things, develop, lease and market a specified list of the Company’s existing bitcoin mining data centers (i.e., all of its United States properties other than those held in existing third-party joint ventures). Starwood is required to perform pre-development services with respect to the properties, including due diligence, obtaining governmental permits and approvals and securing power arrangements and procuring a hyperscaler tenant. Those services will be performed at the Company’s cost, subject to certain caps and subject to Starwood’s right to continue pre-development activities at its own expense if the caps are reached.

Once one or more specified triggers have been achieved (e.g., the procurement of an executable lease with a hyperscaler tenant that satisfies certain criteria), each of the Company and Starwood will have the right to decide whether to proceed with the development of a data center at the property. The decision is also required to be made 24 months after closing (subject to extension by 12 months if Starwood is in active bona fide negotiations with at least one hyperscaler tenant), even if no specified trigger has been achieved. Starwood may also send a notice to the Company at any time if it determines that it is not commercially feasible to develop a data center at the property.

If both the Company and Starwood decide to proceed with a given property, the property will be contributed to a newly-formed joint venture (each, a “Joint Venture”) between the Company and Starwood. The Company will elect to have a percentage interest between 10% and 50% in each Joint Venture. Starwood will be the managing member of each Joint Venture and will manage the day-to-day operations of the development, subject to the Company having approval rights over certain major decisions (with the list of such decisions to vary depending on what percentage interest the Company elects). Starwood will have the right to make capital calls to fund certain costs and expenses relating to the development and operation of each data center.

If Starwood elects to proceed but the Company does not after Starwood has procured an executable lease with a hyperscaler tenant that satisfies certain criteria, the Company will be required to sell its rights to the powered land at the asset to Starwood.

Regardless of whether a property is contributed to a Joint Venture or sold to Starwood, the Company will either (1) continue to have its existing bitcoin mining rights at the property pursuant to a rent-free lease and will continue to own the bitcoin miners and other personal property infrastructure located at the property or (2) be compensated to relocate from such property.

For each Joint Venture, after a specified lock-out period, Starwood will have the right to force the sale of the applicable property, subject to a right of first offer in favor of the Company. The Company will also have the right to force a sale after the specified lock-out period, subject to a right of first offer in favor of Starwood.

The foregoing description of the Strategic Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On February 26, 2026, the Company issued a joint press release with Starwood announcing its entry into the Strategic Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (including within the exhibits) contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this Current Report on Form 8-K are forward-looking statements. The words “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” “target” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to MARA and Starwood’s planned joint development of digital infrastructure projects; the expected capacity, scalability and performance of those facilities; the anticipated ability to shift between hyperscale and AI workloads and Bitcoin mining at those facilities; the anticipated benefits of the proposed transaction to MARA, including MARA’s expansion into high-performance computing; and MARA and Starwood’s ability to advance and execute their joint digital energy infrastructure strategy. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause MARA’s actual results to differ materially from those expressed or implied in these forward-looking statements. Subsequent events and developments, including actual results or changes in MARA’s assumptions, may cause MARA’s views to change. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the other factors discussed in the “Risk Factors” section of MARA’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the risks described in other filings that MARA may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and MARA specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Strategic Agreement, dated February 26, 2026, by and among the Company and Starwood.*

99.1	Joint Press Release, dated February 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2026	MARA HOLDINGS, INC.

	By:	/s/ Zabi Nowaid
	Name:	Zabi Nowaid
	Title:	General Counsel and Corporate Secretary